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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2003

ReGen Biologics, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-20805	23-2476415
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1290 Bay Dale Drive, PMB 351, Arnold, Maryland	21012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 349-2431

(Former name or former address, if changed from last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

No. 99.1 Press Release Dated December 1, 2003

Item 9. Regulation FD Disclosure.

     On December 1, 2003, ReGen Biologics, Inc. announced that it will present at the Harris Nesbitt Gerard Focus on Healthcare conference in New York City on Thursday, December 11, 2003. In conjunction with the conference, ReGen Chairman and CEO Gerald E. Bisbee, Jr. Ph.D. was interviewed by WallSt.net. The interview, which addresses ReGen’s markets, technology and development pipeline for investors, appears on the home page of www.wallst.net. A press release announcing the participation in the conference and providing information regarding access to the interview is attached as an exhibit to this report and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC

By:	/s/ BRION D. UMIDI Name: Brion D. Umidi Title: Senior Vice President, Chief Financial Officer and Chief Accounting Officer

December 4, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 1, 2003